UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 25, 2010

QUALSTAR CORPORATION
(Exact name of registrant as specified in its charter)

California	000-30083	95-3927330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990-B Heritage Oak Court, Simi Valley, CA	93063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Qualstar Corporation held its Annual Meeting of Shareholders on March 25, 2010.  The final voting results for the matters voted upon at the meeting are as follows:

1. The following six persons were elected as directors to serve a one year term expiring at the Annual Meeting of Shareholders to be held in 2011 or until their successors are elected and qualified:

	Number of Votes Cast
Name		Authority
	For	Withheld
William J. Gervais	6,970,626	1,979,795
Richard A. Nelson	6,970,622	1,979,799
Stanley W. Corker	3,557,722	5,392,699
Carl W. Gromada	8,644,852	305,569
Robert A. Meyer	8,643,352	307,069
Robert E. Rich	6,743,915	2,206,506

There were 1,426,172 broker non-votes in the election of directors.

2. To approve the appointment of SingerLewak LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2010. Votes for were 10,094,654; votes against were 278,099; and votes abstained were 3,840.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

March 30, 2010	By:	/S/	William J. Gervais
William J. Gervais
Chief Executive Officer and President